UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 3, 2024

KORU Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

ITEM 4.01   Changes in Registrant’s Certifying Accountant.

(a)          On June 3, 2024, the Audit Committee (the “Audit Committee”) of the board of directors of the Company approved the dismissal of McGrail Merkel Quinn & Associates, P.C. (“MMQ”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of MMQ on the Company’s financial statements for each of the two fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2023 and December 31, 2022, and in the subsequent interim period through June 3, 2024, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and MMQ on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of MMQ, would have caused MMQ to make reference to the subject matter of the disagreement in their reports.

The Company provided MMQ with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MMQ furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein.

A copy of MMQ’s letter, dated June 3, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)          On June 3, 2024, the Audit Committee approved, on behalf of the Company, the engagement of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through June 3, 2024, neither the Company nor anyone on its behalf consulted with Cherry Bekaert regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter dated June 3, 2024 from McGrail Merkel Quinn & Associates, P.C. to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORU Medical Systems, Inc. (Registrant)

Date: June 3, 2024	By:	/s/ Linda Tharby
Linda Tharby President and Chief Executive Officer